EXHIBIT 99.02

February 10, 2011
John B. Howard
Departing Chief Financial Officer
Edward J. Farrell
Interim Chief Financial Officer
Fourth Quarter 2010 Review
Peter S. Kraus
Chairman & Chief Executive Officer

David A. Steyn
Chief Operating Officer

AllianceBernstein.com

Cautions Regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2010. Any or all of the forward-looking statements made in this news release, Form 10-K, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions
Regarding Forward-Looking Statements”, and those listed below, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.
The forward-looking statements referred to in the preceding paragraph include statements regarding :
■The pipeline of new institutional mandates not yet funded: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.
■Our confidence that we will outperform in equities in the months ahead which, combined with an improved risk appetite on the part of investors, will lead to improved flows: We cannot predict the timing or degree of global market growth, nor our absolute or relative investment performance for our clients. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, changes and volatility in political, economic, capital market or industry conditions, consultant recommendations, and changes in our clients’ investment preferences, risk tolerances and liquidity needs.
■The degree to which the $89.6 million real estate charge we recorded during the third quarter of 2010 will reduce occupancy costs on existing real estate in
2011 and subsequent years: The charge we recorded during the third quarter and our estimates of reduced occupancy costs in future years are based on existing sub-
leases, as well as our current assumptions of when we can sub-lease the remaining space and current market rental rates, which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to take an additional charge and/or our estimated occupancy cost reductions may be less than we currently anticipate.
■Our intention to continue to engage in open market purchases of Holding Units, from time to time, to help fund anticipated obligations under our incentive compensation award program: The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.
■Our confidence that we will deliver consistent, long-term value to all of our stakeholders: Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may significantly hinder our ability to execute on our strategy.
ability to execute on our strategy.

AllianceBernstein.com

Perspective on 2010: Progress amid Headwinds
■ Average AUM $446 $475 6
■ Gross Sales 47 60  29
■ Net Flows (69.7) (56.2) 19
■ Base Fees 1,890 2,031 7
■ Adjusted Margins 18.4% 21.3% 16
■ Adjusted Operating Inc. 453 554 22
■ Adjusted EPU $1.38 $1.60 16
■ Long-Term Debt 0 0
■ Ratings (Moody’s/S&P) A1/AA-  A1/AA-
■ Share Repurchases $7 $226
■ Dividend Yield** 5.1% 6.5%
In US $ Billions except for revenue and share repurchase ($ Millions) and adjusted EPU
Assets and
Flows*
Operating
Results
Capital
Management
FY2009
FY2010
% Change
*Previously reported preliminary assets under management for December 31, 2010 and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
**Dividend yield calculated as cash distributions per unit paid during each year divided by year-end stock price

Equity
Fixed Income*
44.2
(58.1)
187.6
(1.5)
175.4
(12.2)
FY2008
FY2009
FY2010

AllianceBernstein.com

2010 Like 2009: Continued Shift from Equities to Fixed Income
*Taxable only
Source: Strategic Insight. Includes all open-end mutual funds
Retail Industry Mutual Fund Net Flow Trends
In US $ Billions

2010
2.9%
2nd
2.8%
1st
3.1%
1st
2009
12.4%
2nd
10.9%
1st
16.2%
1st
2008
(10.1)%
3rd
(12.9)%
4th
(7.1)%
3rd

AllianceBernstein.com

Our World-Class Fixed Income Franchise Benefited
 Benchmark:
Strategic
Core Plus
Emerging
Market Debt
Global
Plus
Barclays Global Aggregate Bond
Index (Unhedged)
JPM EMBI Global
2009
2010
Custom Index
2008
US Fixed Income: $117 Billion
Non-US Fixed Income: $89 Billion
Performance as of December 31, 2010
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of composites is presented after investment management fees.
*Mercer Insight MPA database
Past performance is not a reliable indicator of future performance. You should not rely on past performance to make investment decisions.
Source: Institutional Investor and AllianceBernstein
Assets Under Management
(By Client Domicile)
Quartile*
Quartile*
Quartile*

AllianceBernstein.com

Shift in AUM Mix Improves Average Fee Realization
Year-over-Year Change in AUM Mix
US$ Billions
Fixed
Income
$184
38%
$265
54%
Equity
Other*
8%
$37
2009
Average Fee Realization
42.4 bps
2010
Average Fee Realization
$219
46%
$206
43%
Equity
Other*
11%
$53
*Includes index, structured, asset allocation services and other non-actively managed AUM

AllianceBernstein.com

By Strategy
Firm-Wide Diversification
On Annualized Fee Base of $2.1 Billion
Value
Growth
Fixed
3% Other
By Channel
Institutions*
AUM (6)%
Rev. (6)%
Retail*
AUM +5%
Rev. +22%
Private Client*
AUM +4%
Rev. +12%
As of December 31, 2010
*Year-over-year changes in AUM and base fees 2009 to 2010
AllianceBernstein: Breadth and Balance

AllianceBernstein.com

A Closer Look at Performance Since the Bottom
*All Lipper Global Large Cap Value Mutual Fund share classes with a front-end sales charge
Performance net of expenses, but before sales charges
Source: Lipper and AllianceBernstein
Cumulative Returns vs. Peers
(1/13)
(1/13)
(1/13)
(9/13)
(7/13)
(1/13)
(2/13)
(13/13)
Rank
104%
23%
4%
9%
81%
18%
17%
4%
8%
3%
22%
15%
(16)%
3%
(13)%
13%
3/9/09 to
12/31/10
2Q 09
3Q 09
4Q 09
1Q 10
2Q 10
3Q 10
4Q 10
AB Global Value
Lipper Global Large Cap Value Peer Group*
Since Market
Bottom

10 Year
5 Year
3 Year
1 Year
Quarter
70%
67%
59%
53%
62%
58%
62%
61%
76%
55%
4Q 2010
3Q 2010

AB

AllianceBernstein.com

Green Shoots: Investment Performance in Fourth Quarter
Percent of Long-Term Fund Assets Beating Lipper Category Average*
*On an asset-weighted basis, including US and Offshore Funds
AB's Offshore Funds are ranked based on Lipper's Global Fund universe focusing on primary share class.
AB's US Funds are ranked based on all share classes in Lipper's US Domestic funds universe.

$(0.9)
$(0.3)
$(0.2)
Gross Sales
Gross Redemptions
Net Flows
4.3
7.9
2.4
(0.4)
(0.8)
(10.6)
(14.9)
(8.3)
(3.2)
3.5
10.5
2.5
2.1
(0.3)
(8.8)
(12.3)
(8.0)
(2.4)
8.1
8.6
2.1
(0.9)
(0.1)
(3.7)
(11.8)
(9.5)
(2.2)
4.2
7.3
1.6
(0.5)
(3.2)
(11.9)
(16.1)
(10.5)
(2.1)
3.5
6.7
1.9
(0.9)
(6.0)
(22.4)
(25.9)
(12.7)
(2.8)
Int.*
Ret.
P.C.
Int.*
Ret.
P.C.
Int.*
Ret.
P.C.
Int.*
Ret.
P.C.
Int.*
Ret.
P.C.

AllianceBernstein.com

Asset Flows by Distribution Channel: Quarterly Trend
In US $ Billions
 Net Totals: $(11.8) $(6.6)  $(4.7) $(15.6) $(29.3)
 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10
*Previously reported preliminary assets under management for December 31, 2010, and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
Preliminary Jan 2011
Net Flows $(1.4)B
 Int.  Ret.  P.C.

Gross Sales
Gross Redemptions
Net Flows
53.8
70.7
38.5
16.2
19.2
15.8
19.3
(15.2)
(53.5)
(46.9)
(38.0)
(51.4)
(53.7)
(69.7)
(66.1)
2006
2007
2008
2009
2010

AllianceBernstein.com

Institutional Flows:* Annual Trends
*Previously reported preliminary assets under management for December 31, 2010, and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
In US $ Billions

Gross Sales
Gross Redemptions
Net Flows
44.3
46.2
23.3
23.0
33.2
12.1
5.9
(25.0)
(9.2)
(7.4)
(32.2)
(40.3)
(48.3)
(32.2)
(40.6)
2006
2007
2008
2009
2010

AllianceBernstein.com

Retail Flows: Annual Trends
In US $ Billions

Sales

Annual Trend

$33.2
+44%
$23.0
2009
2010

AllianceBernstein.com

Retail Annual Gross Sales
Retail Fixed Income
Global High Yield $7.3 $11.1 52%
American Income  1.7 3.3 94%
US Municipal Bond Funds  0.8 1.8 125%
Emerging Markets Debt 0.0 0.5 —

■ 90% increase in fixed income sales; 11% and 8% in value and growth
■ Retail average AUM up 17% year-over-year
■ Asia and EMEA sales increased 69%; 1/3 of AUM now outside of US
 2009 2010 % Change
In US $ Billions

Gross Sales
Gross Redemptions
Net Flows
14.4
8.4
18.3
8.6
11.0
7.5
7.6
(6.0)
(9.7)
(4.8)
(15.8)
(7.0)
(14.5)
(1.9)
(9.5)
2006
2007
2008
2009
2010

AllianceBernstein.com

Private Client Flows: Annual Trends
In US $ Billions

$173
$4,756
$7,320
$10,491
$13,136
$13,826
$15,131
$16,074
$17,981
$19,486
Feb 2010
Apr
May
Jun
Jul
Aug
Sep
Oct
Dec
Jan 2011

AllianceBernstein.com

Launch date was Monday, February 22, 2010
A Year in the Life of DAA
Private Client AUM with DAA Overlay
In US $ Millions

Hedge Funds
Commercial Real Estate
Commodities
An Alternative View

AllianceBernstein.com

1997
2001
2002
US Equity
Long/Short
Fixed Income
Long/Short
Global Equity and
Currency Long/Short
2006
Distressed
Investing
2008
Government
Assets (TALF & PPIP)
2009
2010
Diversified
Alternative
Fund of
Funds
A History of Alpha: The Launch of Our Alternatives Platform
Venture Capital
Commodities Long/Short
Alternative Investments*

Direct Hedge
Fund Strategies
Hedge Fund
Fund of Funds
Direct Private
Capital
Private Equity
Fund of Funds
Real
Estate
*For illustrative purposes only
1999
2004

AllianceBernstein.com

Bernstein Research Services
■ Fourth quarter revenue up 11% versus prior quarter, driven by both US and Europe. Market volumes, however, remained sluggish
■ Full year revenue down 1%, with US down slightly and Europe up modestly
■ Best-ever recognition in annual Institutional Investor All-Europe survey
 ● Bernstein analysts voted #1 in seven different sectors
 ● Bernstein placed 8th overall in league table, 7th when weighted by analyst rankings
■ 2011 focus to remain on driving globalization, increasing core cash equities market share, and capitalizing on new service investments

3Q:10
4Q:10

2009
2010

3Q:10
4Q:10

2009
2010

3Q:10
4Q:10

2009
2010

AllianceBernstein.com

Financial Highlights: Fourth Quarter and Full Year 2010
Adjusted
EPU
36¢
40¢
19.3%
21.0%
18.4%
21.3%
4%
2%
5%
1%
Adjusted
Revenues
Adjusted
Expenses
% Change Q4 vs. Q3
% Change 2010 vs. 2009
$1.38
$1.60
Adjusted
 Operating Margins
Adjusted Revenue/
Expense Trends
51.5
88.9
7.0
226.4
Share Repurchases
($ Millions)

In US Dollar Millions	4Q 2010	3Q 2010	% Δ	FY 2010	FY 2009	% Δ
Net Revenues	$ 778	$ 758	3%	$ 2,949	$ 2,907	1%
Operating Expenses	624	700	(11)%	2,490	2,316	7%
Operating Income	154	58	167%	459	591	(22)%
Net Income Attributable to AB Unitholders	**$ 137**	**$ 52**	**165%**	**$ 442**	**$ 556**	**(20)%**
AB Holding GAAP Diluted Net Income per Unit	**$ 0.42**	**$ 0.12**	**250%**	**$ 1.32**	**$ 1.80**	**(27)%**
AB Holding Adjusted Diluted Net Income per Unit	**$ 0.40**	**$ 0.36**	**11%**	**$ 1.60**	**$ 1.38**	**16%**

AB

AllianceBernstein.com

Fourth Quarter and Full Year 2010 Income Statement
Percentages are calculated using expenses rounded to the nearest thousand.
Please refer to pages 46-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
■ GAAP revenues up 3% versus the prior quarter and up 1% versus the prior full year
■ Q4 GAAP operating expenses down 11% from Q3, which included a $90 mil. real estate charge. Full year 2010 expenses up 7%, primarily attributable to real estate charges.
■ 2010 full year effective tax rate 8.3%, versus 2009 full year rate of 7.4%

- Investment gains (losses) impacted by the mark-to-market of deferred compensation and the mark-to-market of the venture fund

Revenues (in US dollar millions)	4Q 2010	3Q 2010	% Δ	FY 2010	FY 2009	% Δ
Base Fees	$ 514	$ 498	3%	$ 2,031	$ 1,890	7%
Performance Fees	9	6	61%	21	30	(31)%
Bernstein Research	107	96	11%	431	435	(1)%
Distribution	89	85	5%	339	277	22%
Investment Gains (Losses)	22	41	(47)%	(2)	144	n/m
Other Revenues	37	33	14%	133	135	(1)%
Total Revenues	**778**	**759**	**3%**	**2,953**	**2,911**	**1%**
Less: Interest Expense	-	1	n/m	4	4	0%
GAAP Net Revenues	**778**	**758**	**3%**	**2,949**	**2,907**	**1%**
Investment (Gains) Losses[(1)]	(28)	(40)	(29)%	(17)	(150)	(89)%
Distribution and Servicing Costs	(88)	(84)	4%	(334)	(289)	16%
Adjusted Net Revenues	**$ 662**	**$ 634**	**4%**	**$ 2,598**	**$ 2,468**	**5%**

AB

AllianceBernstein.com

Fourth Quarter and Full Year 2010 Revenues
Percentages are calculated using revenues and expenses rounded to the nearest thousand.
(1) Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund
Please refer to pages 46-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
attributable to non-controlling interests
■ Q4 base fees up 3% versus Q3 and up 7% versus 2009

- GAAP operating expenses down 11% sequentially and up 7% versus 2009, primarily due to the real estate charges

Operating Expenses (in US dollar millions)		**4Q 2010**		**3Q 2010**	**% Δ**		**FY 2010**		**FY 2009**	**% Δ**
Compensation & Benefits										
Base Compensation	$	111	$	110	1%	$	436	$	467	(7)%
Incentive Compensation		153		148	3%		542		511	6%
Commissions, Fringes & Other		83		85	(3)%		345		320	8%
Total Compensation & Benefits		**347**		**343**	**1%**		**1,323**		**1,298**	**2%**
Promotion & Servicing		141		131	8%		526		466	13%
General & Administrative		130		130	0%		516		520	(1)%
Real Estate Charge		-		90	(100)%		102		8	1129%
Other		6		6	0%		23		24	(2)%
Total GAAP Operating Expenses		**624**		**700**	**(11)%**		**2,490**		**2,316**	**7%**
Deferred Compensation Expenses[1]		(13)		(15)	(13)%		(11)		(6)	89%
Distribution-Related Expenses		(88)		(84)	5%		(334)		(289)	16%
Real Estate Sub-Lease Charges		-		(90)	(100)%		(102)		(8)	1171%
Non- Controlling Interest Excluding Venture Fund		-		1	(100)%		1		2	(40)%
Total Adjusted Operating Expenses	**$**	**523**	**$**	**512**	**2%**	**$**	**2,044**	**$**	**2,015**	**1%**

AB

AllianceBernstein.com

Fourth Quarter and Full Year 2010 Operating Expenses
Percentages are calculated using expenses rounded to the nearest thousand
(1) Please refer to page 42 for additional information on the deferred compensation net P&L trends
■ Q4 adjusted operating expenses up 2% versus Q3 and up 1% versus 2009

4Q 2010		3Q 2010	% Δ		FY 2010		FY 2009	% Δ
AllianceBernstein L.P.									
GAAP Operating Income (in US dollar millions)	$	154	$ 58	167%	$	459	$	591	(22)%
Net P&L Impact of MTM of Deferred Compensation[(1)]		(7)	(23)	(70)%		(22)		(124)	(82)%
Real Estate Charges		-	90	(100)%		102		8	1171%
Net (Income) Loss of Consolidated Entities Attributable to Non-Controlling Interests		(8)	(3)	162%		15		(22)	n/m
Adjusted Operating Income	$	139	$ 122	14%	$	554	$	453	22%
GAAP Operating Margin (including non-controlling interests)		18.8%	7.2%			16.1%		19.6%	
Adjusted Operating Margin		21.0%	19.3%			21.3%		18.4%	

AB

AllianceBernstein.com

Fourth Quarter and Full Year 2010 GAAP to Adjusted Reconciliation
Please refer to pages 46-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using revenues and expenses rounded to the nearest thousand
(1) Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances
■ Q4 adjusted earnings up 14% sequentially, and full year adjusted earnings up 22% versus 2009
■ Adjusted operating margins improved versus both Q3 and 2009

3Q10 Adjusted Operating Income
Total Advisory Fees
Bernstein Research Services
Investment Gains & Losses*
Comp & Ben
Promo & Servicing
Other
4Q10 Adjusted Operating Income

AllianceBernstein.com

Adjusted Operating Income: 4Q 2010 vs. 3Q 2010
$122
$139
$20
$11
$(6)
$(4)
*3Q included $5 million seed capital gains, which are flat in 4Q
$(7)
$3
US$ Millions

2009 Adjusted Operating Income
Base Advisory Fees
Performance Fees
Net Distribution Revs
Investment G&L
Comp & Ben
Promotion & Servicing
G&A & Other
2010 Adjusted Operating Income

AllianceBernstein.com

Adjusted Operating Income: 2010 vs. 2009
$453
$554
$141
$(9)
$16
$(15)
$(19)
$2
$(15)
US$ Millions

AllianceBernstein.com

Q & A
AllianceBernstein Fourth Quarter 2010 Review

AllianceBernstein.com

Appendix

Cumulative Returns vs. Peers
Percentage Returns
AllianceBernstein
Lipper Peer Group
86
85
104
81
122
110
104
92
96
90
89
94
148
118
157
148
AB Global Grow th
AB Global Value
AB Global Thematic Grow th
AB International Grow th
AB International Value
AB Value
AB SMID-Cap Grow th
AB SMID-Cap Value

AllianceBernstein.com

Performance Since the Market Bottom
Source: Lipper and AllianceBernstein. Performance net of expenses, but before sales charges. Peer groups shown include all fund share classes with a front-end sales charge. Performance of mutual funds may vary from institutional composite average performance. All funds shown are included in the stated Institutional Composite averages.
 Rank  (7/16)  (1/13)  (7/19)  (8/40)  (6/18) (51/80) (6/69) (11/37)
 Universe:  Global Large Global Large Global Multi International Large International Large Large Cap Mid Cap Small Cap
 Cap Growth Cap Value Cap Growth Cap Growth Cap Value Value Funds                   Growth Funds                  Value Funds
 Institutional Global Global Global Thematic International Research International US Diversified                US SMID Cap                US SMID Cap
 Composite Research Growth Value Growth Growth AC Value Value (Russell)                      Growth                           Value

AllianceBernstein.com

Institutional Value Equity: Relative Performance
Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of December 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
		Periods Ended December 31, 2010
Service	4Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
US Diversified Value	0.4	(2.9)	(2.6)	(2.3)	(0.1)	Russell 1000 Value
US Strategic Value	0.8	(3.8)	(5.9)	(4.4)	1.5	S&P 500
US Strategic Value	1.0	(4.2)	(4.4)	(3.3)	(0.3)	Russell 1000 Value
International Value	(0.2)	(4.4)	(4.5)	(3.0)	1.9	MSCI EAFE (Cap, UH, net)
International Strategic Value	(0.8)	(4.9)	(6.1)	(3.5)	N/A	MSCI EAFE (Cap, UH, net)
Global Value	0.3	(5.3)	(5.9)	(3.7)	2.1	MSCI World (Cap, UH, net)
Global Strategic Value	0.4	(4.4)	(8.0)	(4.6)	N/A	MSCI World (Cap, UH, net)
Emerging Markets Value	(0.5)	(3.1)	0.1	(1.6)	2.8	MSCI EM (Cap, UH, net)*

AllianceBernstein.com

Institutional Growth Equity: Relative Performance
Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of December 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Equity Composites vs. Benchmarks
		Periods Ended December 31, 2010
Service	4Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Global Research Growth	(0.0)	(3.0)	(7.3)	(4.8)	(1.4)	MSCI World (Cap, UH, net)
US Large Cap Growth	1.8	(6.9)	(2.9)	(2.9)	(0.7)	Russell 1000 Growth
Int'l Research Growth All Country	0.8	0.3	(3.2)	(0.8)	N/A	MSCI ACWI ex US (Cap, UH, net)
US Thematic Research	6.4	10.2	1.6	0.2	1.6	S&P 500 Index
US Small Cap Growth	0.8	8.0	0.1	1.1	0.6	Russell 2000 Growth
Global Large Cap Growth	(1.4)	(3.8)	(6.1)	(3.4)	(2.8)	MSCI World (Cap, UH, net)
Int'l Large Cap Growth	(1.9)	(3.6)	(5.1)	(3.5)		MSCI EAFE (Cap, UH, net)
Emerging Markets Growth	(0.6)	(3.9)	(3.5)	(2.9)	(1.1)	MSCI EM (Cap, UH, net)*
(1.8)

AllianceBernstein.com

Institutional Blend Strategies: Relative Performance
Performance is preliminary.
As of December 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Blend Strategies Equity Composites vs. Benchmarks

		Periods Ended December 31, 2010
Service	4Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Global Blend Strategies	(0.4)	(4.6)	(6.7)	(4.3)	N/A	MSCI World (Cap, UH, net)
International Blend Strategies	(1.0)	(3.5)	(4.3)	(3.1)	N/A	MSCI EAFE (Cap, UH, net)
US Blend Strategies	1.7	(5.0)	(3.2)	(3.0)	N/A	S&P 500
Emerging Markets Blend Strategies	(0.7)	(4.2)	(1.9)	(2.5)	N/A	MSCI EM (Cap, UH, net)

AllianceBernstein.com

Institutional Fixed Income: Relative Performance
Performance is preliminary.
As of December 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Institutional Fixed Income Composites vs. Benchmarks*

		Periods Ended December 31, 2010
Service	4Q 2010	One Year	Three Years	Five Years	10 Years	Benchmark
Corporate Bonds	0.2	0.6	0.2	0.0	0.1	Custom Corporate Index
Strategic Core Plus	0.5	2.9	1.3	0.6	N/A	Custom Index
Global Plus	(0.0)	2.8	(0.3)	(0.0)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.0	3.2	1.4	1.1	0.7	CitiGroup WGBI - Unhedged
Emerging Market Debt	0.7	3.1	2.3	2.1	3.2	JPM EMBI Global
Low Duration	0.5	1.8	(0.8)	(1.1)	(0.4)	BofA Merrill Lynch U.S. Treasury (1-3 Years)

AllianceBernstein.com

Private Client: Absolute Performance
Performance is preliminary.
As of December 31, 2010
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap
Growth used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed
International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay - April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor’s, Morgan Stanley, Lipper and AllianceBernstein

		Periods Ended December 31, 2010
Service	4Q 2010	One Year	Three Years	Five Years	10 Years
Fully Diversified Simulation*	5.8	8.3	(2.7)	1.7	3.9
S&P 500	10.8	15.1	(2.9)	2.3	1.4

MSCI World (Cap, UH, net)	9.0	11.8	(4.9)	2.4	2.3

Lipper Short/Int Blended Muni Fund Avg	(2.2)	2.0	3.0	3.1	3.4

Service	4Q 2010	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended December 31, 2010				
International Value	0.7	(1.8)	(4.5)	(3.1)	N/A	International Large Cap Value
Growth & Income	(1.5)	(2.8)	(4.4)	(2.4)	(1.9)	Multi-Cap Core
US Small/Mid Cap Value	(1.6)	0.5	2.1	2.5	N/A	Small Cap Value
US Value	0.4	(1.6)	(3.9)	(3.1)	N/A	Large Cap Value
Global Value	2.0	0.3	(3.9)	(2.3)	N/A	Global Large Cap Value

AB

AllianceBernstein.com

Retail Value Equity: Relative Performance
Retail Mutual Funds vs. Lipper Averages
Mutual fund and Lipper performance data through December 31, 2010.
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper.

Retail Mutual Funds vs. Lipper Averages

Service	4Q 2010	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended December 31, 2010				
Global Growth	(1.7)	(4.4)	(6.9)	(5.2)	N/A	Global Large-Cap Growth
Global Thematic Growth	4.0	1.9	2.9	0.7	(3.9)	Global Multi-Cap Growth
International Growth	(0.1)	0.1	(1.8)	(0.8)	2.9	International Large-Cap Growth
US Large Cap Growth(1)	2.2	(5.4)	4.4	1.1	(0.5)	Large-Cap Growth
Emerging Markets	0.1	(2.0)	(1.6)	(2.3)	(2.3)	Equity Emerging Mkts Global
US Growth(1)	(0.6)	0.1	(1.6)	(3.1)	(0.8)	Large-Cap Growth
US Small/Mid Cap Growth	2.8	13.2	2.2	(1.1)	0.3	Mid Cap Growth

AB

AllianceBernstein.com

Retail Growth Equity: Relative Performance
(1) Performance figures other than 4Q10 and One Year positively affected by class action settlement proceeds
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 12/31/10.

Service	4Q 2010	Periods Ended December 31, 2010				Lipper Average
		One Year	Three Years	Five Years	Ten Years	
Global High Yield Portfolio	1.2	6.2	3.5	1.3	0.4	Bond Global High Yield
American Income Portfolio	1.0	5.4	2.7	1.9	2.7	Bond USD
Global Bond	0.2	2.0	1.4	1.7	1.3	Global Income
High Income	(1.0)	2.6	4.5	4.2	6.5	High Current Yield

AllianceBernstein.com

Retail Fixed Income: Relative Performance
Retail Fixed Income Funds vs. Lipper Averages
(1) Performance figures other than 4Q10 and One Year positively affected by class action settlement proceeds
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 12/31/10.

4Q	Periods Ended December 31, 2010				
Service	2010	One Year	Three Years	Five Years	10 Years	Lipper Average
Conservative Wealth	(0.2)	(1.1)	(1.1)	(0.3)	0.1	Mixed-Asset Target Alloc. Consv
Balanced Wealth	0.8	0.6	(0.9)	(0.2)	0.6	Mixed-Asset Target Alloc. Moderate
Wealth Appreciation	1.3	(1.2)	(1.6)	(1.4)	(1.4)	Global Multi-Cap Core

AllianceBernstein.com

Wealth Strategies: Relative Performance
Retail Mutual Funds vs. Lipper Averages
(1) Performance figures other than 4Q10 and One Year positively affected by class action settlement proceeds
NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.
Investment performance of mutual funds is presented after investment management fees
Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through 12/31/10.

Client Domicile:	Institutions [1] US	Institutions [1] Non-US	Institutions [1] Total	Retail US	Retail Non-US	Retail Total	Private Client US	Private Client Non-US	Private Client Total	Total US	Total Non-US	Total Total
Beginning of Period	**$149.8**	**$126.4**	**$276.2**	**$82.0**	**$43.6**	**$125.6**	**$73.8**	**$1.9**	**$75.7**	**$305.6**	**$171.9**	**$477.5**
Sales/New Accounts	1.4	2.1	3.5	2.7	4.0	6.7	1.8	0.1	1.9	5.9	6.2	12.1
Redemptions/Terminations	(10.7)	(10.1)	(20.8)	(6.0)	(4.8)	(10.8)	(1.5)	(0.1)	(1.6)	(18.2)	(15.0)	(33.2)
Net Cash Flows	(3.7)	(1.4)	(5.1)	(1.0)	(0.9)	(1.9)	(1.0)	(0.2)	(1.2)	(5.7)	(2.5)	(8.2)
Net Flows	**(13.0)**	**(9.4)**	**(22.4)**	**(4.3)**	**(1.7)**	**(6.0)**	**(0.7)**	**(0.2)**	**(0.9)**	**(18.0)**	**(11.3)**	**(29.3)**
Acquisition [2]	8.0	-	8.0	-	-	-	-	-	-	8.0	-	8.0
Investment Performance	**4.9**	**6.2**	**11.1**	**5.9**	**1.5**	**7.4**	**3.2**	**0.1**	**3.3**	**14.0**	**7.8**	**21.8**
End of Period	**$149.7**	**$123.2**	**$272.9**	**$83.6**	**$43.4**	**$127.0**	**$76.3**	**$1.8**	**$78.1**	**$309.6**	**$168.4**	**$478.0**

AB

AllianceBernstein.com

Three Months Ended 12/31/10: AUM Roll-Forward by Distribution Channel
In US $ Billions
(1) Previously reported preliminary assets under management for December 31, 2010 and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
(2) In the fourth quarter 2010 AB acquired the alternative investments group of SunAmerica.

Client Domicile:	US	Value Equity Non-US	Total	US	Growth Equity Non-US	Total	US	Fixed Income Non-US	Total	US	Other[1][2] Non-US	Total	US	Total Non-US	Total
Beginning of Period	**$93.3**	**$58.2**	**$151.5**	**$53.8**	**$23.4**	**$77.2**	**$121.9**	**$87.5**	**$209.4**	**$36.6**	**$2.8**	**$39.4**	**$305.6**	**$171.9**	**$477.5**
Sales/New Accounts	1.1	0.4	1.5	0.8	0.2	1.0	2.7	5.3	8.0	1.3	0.3	1.6	5.9	6.2	12.1
Redemptions/Terminations	(10.5)	(7.3)	(17.8)	(5.3)	(4.0)	(9.3)	(2.3)	(3.6)	(5.9)	(0.1)	(0.1)	(0.2)	(18.2)	(15.0)	(33.2)
Net Cash Flows	(2.1)	(1.4)	(3.5)	(1.4)	(0.6)	(2.0)	(2.9)	(0.5)	(3.4)	0.7	-	0.7	(5.7)	(2.5)	(8.2)
Net Flows	**(11.5)**	**(8.3)**	**(19.8)**	**(5.9)**	**(4.4)**	**(10.3)**	**(2.5)**	**1.2**	**(1.3)**	**1.9**	**0.2**	**2.1**	**(18.0)**	**(11.3)**	**(29.3)**
Acquisition [3]	-	-	-	-	-	-	-	-	-	8.0	-	8.0	8.0	-	8.0
Investment Performance	**7.1**	**5.5**	**12.6**	**5.8**	**1.6**	**7.4**	**(2.5)**	**0.6**	**(1.9)**	**3.6**	**0.1**	**3.7**	**14.0**	**7.8**	**21.8**
End of Period[4]	**$88.9**	**$55.4**	**$144.3**	**$53.7**	**$20.6**	**$74.3**	**$116.9**	**$89.3**	**$206.2**	**$50.1**	**$3.1**	**$53.2**	**$309.6**	**$168.4**	**$478.0**

AllianceBernstein.com

(1) Previously reported preliminary assets under management for December 31, 2010 and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
(2) Includes index, structured, asset allocation services and other non-actively managed AUM.
(3) In the fourth quarter 2010 AB acquired the alternative investments group of SunAmerica.
(4) Approximately $71 billion in Blend Strategies AUM are reported in their respective services.

In US $ Billions
Three Months Ended 12/31/10: AUM Roll-Forward by Investment Service

Client Domicile:	Institutions [1]			Retail			Private Client			Total		
	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total	US	Non-US	Total
Beginning of Period	**$159.2**	**$132.0**	**$291.2**	**$86.1**	**$34.6**	**$120.7**	**$72.7**	**$2.1**	**$74.8**	**$318.0**	**$168.7**	**$486.7**
Sales/New Accounts	5.0	14.2	19.2	10.3	22.9	33.2	7.3	0.3	7.6	22.6	37.4	60.0
Redemptions/Terminations	(26.9)	(25.2)	(52.1)	(17.4)	(14.9)	(32.3)	(5.6)	(0.4)	(6.0)	(49.9)	(40.5)	(90.4)
Net Cash Flows	(5.3)	(8.7)	(14.0)	(4.6)	(3.7)	(8.3)	(3.2)	(0.3)	(3.5)	(13.1)	(12.7)	(25.8)
Net Flows	**(27.2)**	**(19.7)**	**(46.9)**	**(11.7)**	**4.3**	**(7.4)**	**(1.5)**	**(0.4)**	**(1.9)**	**(40.4)**	**(15.8)**	**(56.2)**
Acquisition [2]	8.0	-	8.0	-	-	-	-	-	-	8.0	-	8.0
Transfers	-	(0.2)	(0.2)	-	-	-		0.2	0.2	-	-	-
Investment Performance	**9.7**	**11.1**	**20.8**	**9.2**	**4.5**	**13.7**	**5.1**	**(0.1)**	**5.0**	**24.0**	**15.5**	**39.5**
End of Period	**$149.7**	**$123.2**	**$272.9**	**$83.6**	**$43.4**	**$127.0**	**$76.3**	**$1.8**	**$78.1**	**$309.6**	**$168.4**	**$478.0**

AllianceBernstein.com

Twelve Months Ended 12/31/10: AUM Roll-Forward by Distribution Channel
In US $ Billions
(1) Previously reported preliminary assets under management for December 31, 2010 and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
(2) In the fourth quarter 2010 AB acquired the alternative investments group of SunAmerica.

Client Domicile:	Value Equity US	Value Equity Non-US	Value Equity Total	Growth Equity US	Growth Equity Non-US	Growth Equity Total	Fixed Income US	Fixed Income Non-US	Fixed Income Total	Other[1][2] US	Other[1][2] Non-US	Other[1][2] Total	Total US	Total Non-US	Total Total
Beginning of Period	**$107.2**	**$64.0**	**$171.2**	**$64.6**	**$29.5**	**$94.1**	**$110.9**	**$73.4**	**$184.3**	**$35.3**	**$1.8**	**$37.1**	**$318.0**	**$168.7**	**$486.7**
Sales/New Accounts	6.4	4.6	11.0	3.6	2.0	5.6	10.3	29.0	39.3	2.3	1.8	4.1	22.6	37.4	60.0
Redemptions/Terminations	(24.7)	(13.8)	(38.5)	(15.8)	(10.4)	(26.2)	(8.0)	(15.7)	(23.7)	(1.4)	(0.6)	(2.0)	(49.9)	(40.5)	(90.4)
Net Cash Flows	(7.6)	(4.8)	(12.4)	(4.9)	(2.4)	(7.3)	(1.3)	(5.3)	(6.6)	0.7	(0.2)	0.5	(13.1)	(12.7)	(25.8)
Net Flows	**(25.9)**	**(14.0)**	**(39.9)**	**(17.1)**	**(10.8)**	**(27.9)**	**1.0**	**8.0**	**9.0**	**1.6**	**1.0**	**2.6**	**(40.4)**	**(15.8)**	**(56.2)**
Acquisition [3]	-	-	-	-	-	-	-	-	-	8.0	-	8.0	8.0	-	8.0
Investment Performance	**7.6**	**5.4**	**13.0**	**6.2**	**1.9**	**8.1**	**5.0**	**7.9**	**12.9**	**5.2**	**0.3**	**5.5**	**24.0**	**15.5**	**39.5**
End of Period[4]	**$88.9**	**$55.4**	**$144.3**	**$53.7**	**$20.6**	**$74.3**	**$116.9**	**$89.3**	**$206.2**	**$50.1**	**$3.1**	**$53.2**	**$309.6**	**$168.4**	**$478.0**

AllianceBernstein.com

(1) Previously reported preliminary assets under management for December 31, 2010 and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
(2) Includes index, structured, asset allocation services and other non-actively managed AUM.
(3) In the fourth quarter 2010 AB acquired the alternative investments group of SunAmerica.
(4) Approximately $71 billion in Blend Strategies AUM are reported in their respective services.

In US $ Billions
Twelve Months Ended 12/31/10: AUM Roll-Forward by Investment Service

Other
8%
Eur. ex-UK
6%
Australia
6%
UK
7%
N.A. ex-US
8%
Japan
10%
US
55%

Europe
8%
Other
2%
Asia Pac
25%
US
65%

Non-US
2%
US
98%

AllianceBernstein.com

AUM by Region
Retail
Institutions
Private Client
 $272.9 $127.0 $78.1
In US $ Billions
As of December 31, 2010

4Q 2010	3Q 2010	% Δ	FY 2010	FY 2009	% Δ
Ending AUM ($ Billions)[1]	**$478**	**$478**	**0%**	**$478**	**$487**	**(2)%**
Average AUM ($ Billions)[1]	**$480**	**$464**	**4%**	**$475**	**$446**	**6%**
By Fee Type ($ Millions):						
Base Fees	$514	$498	3%	$2,031	$1,890	7%
Performance Fees	9	6	61%	21	30	(31)%
Total	**$523**	**$504**	**4%**	**$2,052**	**$1,920**	**7%**
Base Fees by Channel ($ Millions):						
Institutions	$181	$181	0%	$745	$792	(6)%
Retail	169	161	5%	640	523	22%
Private Client	164	156	5%	646	575	12%
Total	**$514**	**$498**	**3%**	**$2,031**	**$1,890**	**7%**

AB

AllianceBernstein.com

Fourth Quarter 2010 Advisory Fees
(1) Previously reported preliminary assets under management for December 31, 2010 and prior periods have been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand
In US Dollars

3Q 2009	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010
Revenues						
Investment Gains (Losses)	$71	$15	$11	$(37)	$36	$17
Dividends	1	4	1	-	1	4
Total Revenues	**$72**	**$19**	**$12**	**$(37)**	**$37**	**$21**
Expenses						
Amortization of Original Awards	$40	$36	$31	$31	$27	$31
Amortization of MTM - Prior Periods	(11)	(6)	(4)	(3)	(5)	(2)
Amortization of MTM - Current Quarter	28	8	4	(16)	19	9
% of Investment Gains (Losses)	*39%*	*53%*	*36%*	*43%*	*53%*	*53%*
Dividends	1	4	1	-	1	4
Sub-Total of Mutual Fund Expenses	**58**	**42**	**32**	**12**	**42**	**42**
Amortization of AB Units	11	19	23	24	23	34
Other	4	1	3	3	3	1
Total Expenses	**$73**	**$62**	**$58**	**$39**	**$68**	**$77**
Net P&L Impact of Mutual Fund Grants	**$14**	**$(23)**	**$(20)**	**$(49)**	**$(5)**	**$(21)**

AllianceBernstein.com

Six-Quarter Deferred Compensation Net P&L Trend
In US $ Millions

Assets	Dec 31, 2010	Dec 31, 2009
Cash and cash equivalents	$ 650	$ 614
Cash and securities, segregated	1,110	985
Receivables, net	1,389	1,099
Investments:		
Deferred compensation - related	299	401
Other	458	374
Goodwill	2,939	2,893
Intangible assets, net	206	224
Deferred sales commissions, net	76	90
Other (incl. furniture & equipment, net)	452	535
Total Assets	**$ 7,579**	**$ 7,215**

Liabilities and Capital	Dec 31, 2010	Dec 31, 2009
Liabilities:		
Payables	$ 2,099	$ 1,670
Accounts payable and accrued expenses	423	278
Accrued compensation and benefits	339	316
Debt	225	249
Total Liabilities	**3,086**	**2,513**
Partners' capital attributable to AllianceBernstein Unitholders	4,369	4,530
Non-controlling interests in consolidated entities	124	172
Total Capital	**4,493**	**4,702**
Total Liabilities and Capital	**$ 7,579**	**$ 7,215**

AllianceBernstein.com

Consolidated Balance Sheet
In US $ Millions

In US $ Millions

		Twelve Months Ended Dec 31, 2010	Twelve Months Ended Dec 31, 2009
Net Income		$ 427	$ 579
Non-cash items:	Amortization of deferred sales commissions	47	55
	Amortization of non-cash deferred compensation	123	73
	Depreciation and other amortization	82	84
	Unrealized (gains) on deferred compensation - related investments	(39)	(184)
	Unrealized loss (gain) on consolidated venture capital fund	40	(6)
	Real estate asset write-off charges	26	3
	Other	(7)	(17)
Changes in assets and liabilities		134	38
Net cash provided by operating activities		**833**	**625**
Proceeds (purchases) of investments, net		4	(3)
Additions to furniture, equipment and leaseholds, net		(24)	(54)
Purchase of SunAmerica		(14)	-
Net cash used in investing activities		**(34)**	**(57)**
(Repayment) of commercial paper		(24)	(37)
Increase (decrease) in overdrafts payable		15	(17)
Distributions to General Partner and Unitholders		(495)	(465)
Purchases of Holding Units to fund deferred compensation awards, net		(226)	(7)
Purchase of AllianceBernstein L.P. Units		(9)	-
Other		(24)	(19)
Net cash used in financing activities		**(763)**	**(545)**
Effect of exchange rate changes on cash and cash equivalents		-	38
Net increase in cash and cash equivalents		36	61
Cash and cash equivalents at the beginning of period		614	553
Cash and cash equivalents at the end of period		**$ 650**	**$ 614**

AllianceBernstein.com

Consolidated Statement of Cash Flows

4Q 2010	3Q 2010	% Δ	FY 2010	FY 2009	% Δ
AllianceBernstein						
Net Income Attributable to AllianceBernstein	$137	$52	165%	$442	$556	(20)%
Weighted Average Equity Ownership Interest	36.7%	36.7%		36.7%	34.6%	
AllianceBernstein Holding						
Equity in Net Income Attributable to AllianceBernstein	$50	$19	165%	$162	$192	(16)%
Income Taxes	7	7	0%	28	25	11%
Net Income	**$43**	**$12**	251%	**$134**	**$167**	(20)%
Diluted Net Income Per Unit, GAAP basis	**$0.42**	**$0.12**	250%	**$1.32**	**$1.80**	(27)%
Distributions Per Unit	**$0.42**	**$0.12**	250%	**$1.31**	**$1.77**	(26)%
Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.36**	11%	**$1.60**	**$1.38**	16%

AllianceBernstein.com

AllianceBernstein Holding Financial Results
Percentages are calculated using income, earnings and expenses rounded to the nearest thousand
Please refer to pages 46-50 for additional information on the reconciliation of GAAP financial results to adjusted financial results
In US $ Millions (excluding per unit amounts)

$ thousands	Three Months Ended 12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Net Revenues, GAAP basis	**$ 777,561**	**$ 757,567**	**$ 688,343**	**$ 725,086**	**$ 781,861**	**$ 806,014**
Exclude:						
Deferred compensation-related investment (gains) losses	(16,677)	(36,013)	36,797	(11,159)	(14,763)	(70,873)
Deferred compensation-related dividends and interest	(3,963)	(830)	(920)	(800)	(4,084)	(1,381)
90% of consolidated venture capital fund investment (gains) losses	(7,570)	(2,056)	9,304	16,849	1,627	(27,155)
Distribution-related payments	(76,411)	(72,501)	(71,015)	(66,750)	(69,400)	(61,842)
Amortization of deferred sales commissions	(11,349)	(11,780)	(12,147)	(12,121)	(12,819)	(13,363)
Adjusted Net Revenues	**$ 661,591**	**$ 634,387**	**$ 650,362**	**$ 651,105**	**$ 682,422**	**$ 631,400**
Operating Income, GAAP basis	**$ 153,751**	**$ 57,480**	**$ 107,649**	**$ 139,982**	**$ 200,256**	**$ 223,470**
Exclude:						
Deferred compensation-related investment (gains) losses	(16,677)	(36,013)	36,797	(11,159)	(14,763)	(70,873)
Deferred compensation-related dividends and interest	(3,963)	(830)	(920)	(800)	(4,084)	(1,381)
Deferred compensation-related mark-to-market vesting expense (credit)	7,358	14,158	(19,082)	357	1,556	16,722
Deferred compensation-related dividends and interest expense	6,317	731	810	682	3,760	1,240
Net impact of deferred compensation-related investments	(6,965)	(21,954)	17,605	(10,920)	(13,531)	(54,292)
Real estate charges	116	89,598	-	11,983	2,548	-
Total Exclusions	(6,849)	67,644	17,605	1,063	(10,983)	(54,292)
Include:						
Net (income) loss of consolidated entities attributable to non-controlling interests	(7,873)	(2,919)	9,339	16,773	733	(27,154)
Adjusted Operating Income	**$ 139,029**	**$ 122,205**	**$ 134,593**	**$ 157,818**	**$ 190,006**	**$ 142,024**
Operating Margin, GAAP basis incl. non-controlling interests	**18.8%**	**7.2%**	**17.0%**	**21.6%**	**25.7%**	**24.4%**
Adjusted Operating Margin	**21.0%**	**19.3%**	**20.7%**	**24.2%**	**27.8%**	**22.5%**

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AllianceBernstein.com

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands except per unit amounts	Three Months Ended 12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Diluted Net Income, GAAP basis	**$ 43,289**	**$ 12,384**	**$ 32,256**	**$ 47,858**	**$ 60,402**	**$ 62,836**
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	(2,451)	24,190	6,290	378	(3,746)	(18,230)
Adjusted Diluted Net Income	**$ 40,838**	**$ 36,574**	**$ 38,546**	**$ 48,236**	**$ 56,656**	**$ 44,606**
Diluted Net Income per Unit, GAAP basis	**$ 0.42**	**$ 0.12**	**$ 0.31**	**$ 0.46**	**$ 0.62**	**$ 0.67**
Impact of AllianceBernstein L.P. non-GAAP adjustments	(0.02)	0.24	0.06	0.01	(0.03)	(0.19)
Adjusted Diluted Net Income per Unit	**$ 0.40**	**$ 0.36**	**$ 0.37**	**$ 0.47**	**$ 0.59**	**$ 0.48**

AllianceBernstein.com

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands	Twelve Months Ended 12/31/10	12/31/09
Net Revenues, GAAP basis	**$ 2,948,557**	**$ 2,906,879**
Exclude:		
Deferred compensation-related investment (gains) losses	(27,053)	(120,501)
Deferred compensation-related dividends and interest	(6,513)	(8,526)
90% of consolidated venture capital fund investment losses (gains)	16,527	(20,630)
Distribution-related payments	(286,676)	(234,203)
Amortization of deferred sales commissions	(47,397)	(54,922)
Adjusted Net Revenues	**$ 2,597,445**	**$ 2,468,097**
Operating Income, GAAP basis	**$ 458,862**	**$ 590,828**
Exclude:		
Deferred compensation-related investment (gains) losses	(27,053)	(120,501)
Deferred compensation-related dividends and interest	(6,513)	(8,526)
Deferred compensation-related mark-to-market vesting expense (credit)	2,791	(2,147)
Deferred compensation-related dividends and interest expense	8,540	7,734
Net impact of deferred compensation-related investments	(22,235)	(123,440)
Real estate charges	101,698	8,276
Total Exclusions	79,463	(115,164)
Include:		
Net loss (income) of consolidated entities attributable to non-controlling interests	15,320	(22,381)
Adjusted Operating Income	**$ 553,645**	**$ 453,283**
Operating Margin, GAAP basis incl. non-controlling interests	**16.1%**	**19.6%**
Adjusted Operating Margin	**21.3%**	**18.4%**

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AllianceBernstein.com

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands except per unit amounts	Twelve Months Ended 12/31/10		Twelve Months Ended 12/31/09	
Diluted Net Income, GAAP basis	**$**	**135,798**	**$**	**167,517**
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments		28,378		(38,830)
Adjusted Diluted Net Income	**$**	**164,176**	**$**	**128,687**
Diluted Net Income per Unit, GAAP basis	**$**	**1.32**	**$**	**1.80**
Impact of AllianceBernstein L.P. non-GAAP adjustments		0.28		(0.42)
Adjusted Diluted Net Income per Unit	**$**	**1.60**	**$**	**1.38**

AllianceBernstein.com

AllianceBernstein Holding Adjusted Earnings Reconciliation

AllianceBernstein.com

AllianceBernstein Adjusted Financial Results Reconciliation
AllianceBernstein L.P.
Notes to Condensed Consolidated Statements of Income and Supplemental Information
(Unaudited)
Adjusted Net Revenues
Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, offset distribution revenues earned by the company.
Adjusted Operating Income
Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate charges, and (3) including the net loss or income of consolidated entities attributable to non-controlling interests.
(1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments’ appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US
GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments’ market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments.
(2) Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.
(3) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining
10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.
Adjusted Operating Margin
Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.